UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)        March 9, 2012

SMARTPAY EXPRESS, INC.
(Exact name of registrant as specified in its chapter)

Nevada (State or other jurisdiction of incorporation)	333-120967 (Commission File Number)	20-1204606 (I.R.S. Employer Identification No.)
1315 Lawrence Avenue, East Suite 520 Toronto, Ontario Canada (Address of principal executive offices)		M3A 3R3 (Zip Code)

Registrant’s telephone number, including area code  (416) 510-8351

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN REPORT

Item 4.01  Changes in Registrant’s Certifying Accountant

Effective March 12, 2012, SmartPay Express, Inc. (the “Company” or “SmartPay”), upon approval of its Audit Committee and Board of Directors, elected to retain the firm of HKCMCPA Company Limited ("HKCMCPA") as its principal independent accountants. During the Company's two most recent fiscal years and through March 12, 2012, the Company has not consulted with HKCMCPA regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advise was provided that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K.

The Company has provided HKCMCPA with a copy of the disclosures contained herein and provided HKCMCPA with an opportunity to furnish the Company with a letter addressed to the SEC containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company herein. HKCMCPA has advised the Company that it has reviewed this filing and has no basis on which to submit a letter addressed to the SEC in response to Item 304(a) of Regulation S-K.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 9, 2012 the Company appointed Michael Donaghy as interim President and Chief Executive Officer and interim Chief Financial Officer, and Corporate Secretary of the Company until permanent replacements are named. The appointment of Mr. Donaghy as interim President and Chief Executive Officer, and interim Chief Financial Officer and Corporate Secretary of the Company was effective March 9, 2012. Mr. Donaghy was also appointed as a Director of Company, effective as of the same date.

There are no arrangements or understandings between Mr. Donaghy and any other person pursuant to which to Mr. Donaghy was appointed to serve as Director, Interim President and Chief Executive Officer, Interim Chief Financial Officer and Corporate Secretary of the Company.

Mr. Donaghy is also President and Chief Executive Officer of Oxford Investments Holdings, Inc. a reporting Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, SmartPay Express, Inc. has caused this report to be signed on its behalf by the undersigned duly authorized person.

SMARTPAY EXPRESS, INC.

Dated: March 14, 2012	By: /s/ Michael Donaghy
Michael Donaghy–President and Chief Executive Officer